UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2008
GENVEC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24469	23-2705690

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 West Watkins Mill Road, Gaithersburg, Maryland	20878

(Address of principal executive offices)	(Zip Code)
     Registrant’s telephone number, including area code: (240) 632 0740

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 1.01 Entry Into a Material Definitive Agreement.
On June 6, 2008, GenVec, Inc., a Delaware corporation (“GenVec”), entered into purchase agreements with investors (“Investor Purchase Agreements”) relating to the issuance and sale by GenVec of up to 11,258,279 shares (the “Shares”) of its common stock, par value $0.001 per share (“Common Stock”), and warrants (“Warrants”) to purchase up to an aggregate of 2,251,654 shares of Common Stock (the “Offering”). The Common Stock and Warrants are being sold in units (the “Units”) at a price of $1.51 per Unit, with each Unit consisting of one share of Common Stock and a Warrant to purchase 0.2 shares of Common Stock at an exercise price of $2.016 per share. The Shares and the Warrants are immediately separable and will be issued separately. The Warrants have a five year term from the date of issuance, will not be exercisable prior to six months after issuance and will include provisions providing for adjustments to the number of shares exercisable thereunder upon stock dividends, stock splits and similar events.
The Company entered into a placement agency agreement dated June 6, 2008 (the “Placement Agency Agreement”) with Merriman Curhan Ford & Co. and Boenning & Scattergood, Inc. (the “Placement Agents”) pursuant to which the Placement Agents agreed to act as exclusive placement agents on a best efforts basis for the Offering. The Placement Agents will receive fees equal to 6% of the gross purchase price of the Units (excluding any consideration that may be paid in the future upon exercise of the Warrants).
GenVec is making the Offering pursuant to a shelf registration statement on Form S-3 (Registration No. 333-140373) declared effective by the Securities and Exchange Commission on February 12, 2007.
A copy of the form of Investor Purchase Agreement is attached hereto as Exhibit 10.1 to this report and is incorporated herein by reference. The description of the Investor Purchase Agreements is a summary only and is qualified in its entirety by reference to Exhibit 10.1. A copy of the form of Warrant is attached hereto as Exhibit 4.1 to this report and is incorporated herein by reference. The description of the Warrants is a summary only and is qualified in its entirety by reference to Exhibit 4.1. A copy of the form of Placement Agency Agreement is attached hereto as Exhibit 1.1 to this report and is incorporated herein by reference. The description of the Placement Agency Agreements is a summary only and is qualified in its entirety by reference to Exhibit 10.1.
The legal opinion of Hogan & Hartson LLP relating to the Shares, the Warrants and the Common Stock issuable upon exercise of the Warrants is attached as Exhibit 5.1 to this report.
The aggregate net proceeds from the Offering, after deducting the placement agents’ fees and estimated offering expenses payable by GenVec, are expected to be approximately $15.8 million. On June 6, 2008, GenVec issued a press release with respect to the pricing of its offer and sale of the Units. A copy of the press release is attached hereto as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
1.1	Placement Agency Agreement, dated as of June 6, 2008, by and among GenVec, Merriman Curhan Ford & Co. and Boenning & Scattergood, Inc.

4.1	Form of Warrant.

5.1	Opinion of Hogan & Hartson LLP.

10.1	Form of Investor Purchase Agreement.

23.1	Consent of Hogan & Hartson LLP (included in Exhibit 5.1).

99.1	GenVec, Inc. press release dated June 6, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC.
Date: June 6, 2008	By:	/s/ Douglas J. Swirsky
Douglas J. Swirsky
Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

EXHIBIT INDEX

1.1	Placement Agency Agreement, dated as of June 6, 2008, by and among GenVec, Merriman Curhan Ford & Co. and Boenning & Scattergood, Inc.

4.1	Form of Warrant.

5.1	Opinion of Hogan & Hartson LLP.

10.1	Form of Investor Purchase Agreement.

23.1	Consent of Hogan & Hartson LLP (included in Exhibit 5.1).

99.1	GenVec, Inc. press release dated June 6, 2008.

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